UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  September 30, 2016

Date of reporting period:  September 30, 2016

Item 1. Reports to Stockholders.

Chase
Growth Fund

§

Chase Mid-Cap
Growth Fund

Annual Report
Dated September 30, 2016

Chase Investment Counsel Corporation
300 Preston Avenue
Suite 500
Charlottesville, Virginia 22902-5096

Adviser: 434-293-9104
Shareholder Servicing: 888-861-7556
www.chaseinv.com

Chase Funds

November 1, 2016

Dear Fellow Shareholder:

We are pleased to present our combined annual report for the Chase Growth Fund (NASDAQ: CHASX, CHAIX) and the Chase Mid-Cap Growth Fund (NASDAQ: CHAMX, CHIMX) (each, a “Fund” together, the “Funds”) for the fiscal year ended September 30, 2016.  As of September 30, 2016, more than 2,200 shareholders had $81 million invested in both classes of the Chase Growth Fund, and close to 1,000 shareholders had $24 million invested in both classes of the Chase Mid-Cap Growth Fund.  We appreciate the trust all of you have placed in our management and we want to extend a special welcome to new shareholders since our May 4, 2016 letter.

Fund Performance Overview

As always, we are “growth at a reasonable price” investors seeking high-quality stocks which we believe are reasonably priced relative to their earnings growth rates.  Our investment process is very disciplined, combining fundamental and technical analysis both to control risk and build sound portfolios.

Returns for the periods ended September 30, 2016 are summarized below.

		5 years ended	10 years ended	Since Inception
	1 year ended	9/30/16	9/30/16	(12/2/97)
	9/30/16	(Annualized)	(Annualized)	(Annualized)
Chase Growth Fund Class N (CHASX)	+9.15%	+14.65%	+6.48%	+7.18%
Lipper Large Cap Growth Funds Index	+10.96%	+15.36%	+7.56%	+4.82%
Russell 1000® Growth Index	+13.76%	+16.60%	+8.85%	+5.74%
S&P 500® Index	+15.43%	+16.37%	+7.24%	+6.33%

			5 years ended	Since Inception
		1 year ended	9/30/16	(1/29/07)
		9/30/16	(Annualized)	(Annualized)
Chase Growth Fund Institutional Class (CHAIX)		+9.38%	+14.94%	+6.77%
Lipper Large Cap Growth Funds Index		+10.96%	+15.36%	+7.04%
Russell 1000® Growth Index		+13.76%	+16.60%	+8.37%
S&P 500® Index		+15.43%	+16.37%	+6.75%

Gross Expense Ratio: Class N 1.20%, Institutional Class 1.05%.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The most recent month-end performance may be obtained by visiting our website at www.chaseinv.com. The Fund imposes a 2.00% redemption fee on shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

		5 years ended	10 years ended	Since Inception
	1 year ended	9/30/16	9/30/16	(9/1/02)
	9/30/16	(Annualized)	(Annualized)	(Annualized)
Chase Mid-Cap Growth Fund Class N (CHAMX)	+9.80%	+12.92%	+7.90%	+8.98%
Lipper Mid-Cap Growth Funds Index	+9.14%	+14.00%	+8.05%	+9.77%
Russell Midcap® Growth Index	+11.24%	+15.85%	+8.51%	+11.00%
S&P 500® Index	+15.43%	+16.37%	+7.24%	+8.51%

Chase Funds

Since Inception
	1 year ended	(2/2/12)
	9/30/16	(Annualized)
Chase Mid-Cap Growth Fund Institutional Class (CHIMX)	+10.01%	+10.83%
Lipper Mid-Cap Growth Funds Index	+9.14%	+10.67%
Russell Midcap® Growth Index	+11.24%	+12.33%
S&P 500® Index	+15.43%	+13.56%

Gross Expense Ratio: Class N 1.66%, Institutional Class 1.52%

Expense Cap*: Class N 1.33%, Institutional Class 1.18%

*
The adviser has contractually agreed to waive fees through 4/1/17.  The Fund has agreed to repay the adviser for waived expenses, thus the net expense ratio could be higher than the gross expense ratio.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The most recent month-end performance may be obtained by visiting our website at www.chaseinv.com. The Fund imposes a 2.00% redemption fee on shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

In our minds, protecting capital is equally important with growing it. As such, we remain “growth at a reasonable price” investors seeking high quality companies with above-market earnings growth selling for reasonable valuations.  Sometimes there are many stocks to choose from, sometimes, as now, there are fewer.

The 12 months ended September 30, 2016 marked the end of quantitative easing and the beginning, albeit very slowly, of a rising interest rate environment here in the United States.  The Federal Reserve Board (“Federal Reserve”) raised short-term interest rates in last year’s fourth quarter. However, mixed economic signals since that time have created a “wait and see” what happens mentality among investors with extreme attention paid to every Federal Reserve meeting to glean any clue possible to the next rate hike.  The last meeting was in September 2016 and no move on rates was taken. There is another meeting right around Election Day. No move is expected then either. However, many people expect a second rate hike on the near anniversary of the 2015 rate hike (December 2016).  But, absent some economic surprise, expectations are for interest rates to stay “lower for longer” and this has driven the stock market up consistently throughout the year with the S&P 500® Index (“S&P 500”) up 7.84% year to date “YTD” through September 30th.

Globally, economic expectations are probably even more uncertain than they are here. The June 2016 “Brexit” vote initiated an extensive period of re-evaluation of European economies and markets. The Euro Stoxx 50 Index was down 2.40% YTD through September 30th. The price of an ounce of gold fell by 0.3% in the quarter while the price of oil fell by 0.2%. Not all has been gloomy. The MSCI Emerging Markets Index is up 16.36% YTD through the end of the third quarter.  Bond prices here rose with the U.S. 10-year Treasury bond yield falling to a record low of 1.37% on July 6th.

After a January-February plunge of about 11%, markets (the S&P 500) have consistently risen in every quarter of 2016 so far: 1.35% in Q1, 2.46% in Q2 and 3.85% in Q3.  Unlike last year, value stocks have outperformed growth stocks with the Russell 1000® Value Index up 10.0% YTD through September 30th, versus a 6.0% move upward in the Russell 1000® Growth Index. In addition, “risk on” seems to be the order of the day as evidenced by strong Q3 performance in the technology and financial sectors of the S&P 500, up 12.4% and 4.0% respectively, while more defensive sectors such as telecom and consumer staples stocks underperformed falling 6.6% and 3.3%, respectively.

It remains difficult to accurately say whether the U.S. economy is growing or standing still. Non-farm employment statistics here continue to paint a mixed picture. Employment is growing but at a slower rate than prior months. The

Chase Funds

September, 2016 figure showed growth of 156,000 versus August 2016 figures. August figures showed growth of 167,000 and July figures showed growth of 252,000.  Unemployment rates have been flat at about 5.0% for about a year and hourly earnings are up about 2.5% over last year’s levels while average hours worked are down slightly over the past year.

Overall, earnings for corporate America remain mixed. Like the first and second quarters, the S&P 500 should show falling earnings in aggregate with expected $29.39 this year versus $29.64 last year. The drop remains largely due to the energy industry. Full year figures also bear watching. At this time, the consensus estimate for 2016 is $115.75, a figure that has been coming down consistently this year. This compares with $117.06 for last year. Also worrisome is the $131.74 estimate for 2017. If the number proves correct, the S&P 500 is selling for a not unreasonable 16.3x earnings (October 19).

The combination of uncertain economic growth, flattish corporate profits, and low interest rates have created what some pundits have called a “Goldilocks” situation. The economy is growing, but not so fast as to prompt Federal Reserve bankers to raise interest rates dramatically. With our equal emphasis on capital preservation as well a growth, traditionally it has been difficult for us to outperform markets when they rise dramatically. This is evident in the performance of both of our Funds year-to-date.

The following is a discussion of the components and drivers of the performance of each Fund, as well as how the characteristics of the underlying stocks compare with those in the Russell 1000® Growth Index and the Russell Midcap® Growth Index, respectively.

On September 30th, the Chase Growth Fund owned 36 stocks ranging in market capitalization from $11.0 billion (First Republic Bank San Francisco) to $298.0 billion (Facebook Inc.).

For the last twelve months ended September 30, 2016, the Chase Growth Fund trailed the Russell 1000® Growth Index.  Sector allocation was not a major factor in performance.  Stock selection helped performance in the Consumer Staples sector, but detracted from performance in the Consumer Discretionary, Financials, and Technology sectors.  For the twelve months ended September 30th, our five best performing stocks were Tyson Foods Inc. (“Tyson Foods”) +66.7%, Edwards Lifesciences Corp. (“Edwards Lifesciences”) +43.4%, Ross Stores, Inc. +32.2%, Constellation Brands, Inc. +29.4%, and Thermo Fisher Scientific, Inc. +27.3%.  Our five worst performing stocks were Citizens Financial Group, Inc. -24.3%, Royal Caribbean Cruises Ltd. -23.9%, Boeing Co. -21.4%, CBRE Group Inc. -21.1%, and Kroger Co. -15.8%.

Both Tyson Foods and Edwards Lifesciences have been very successful stocks for us since their purchase. Tyson Foods, bought in 2015, is the world’s largest processor and marketer of chicken, beef, and pork products.  Their brands include Tyson, Jimmy Dean, Hillshire Farms, and Ball Park.  Low feed costs have helped to drive margins higher, especially in the most profitable business, the chicken division.

Edwards Lifesciences was bought earlier this year. It is a health care company focusing primarily on structural heart diseases.  Its two main segments are transcatheter heart valve therapy and surgical heart valve therapy.  The transcatheter business has seen sales soar as physicians are opting for the treatment as opposed to performing open heart surgery.

The chart below compares the characteristics of Chase Growth Fund stocks to the stocks in the Russell 1000® Growth Index.  Chase Growth Fund stocks have higher five-year average annual earnings per share (“EPS”) growth rates of 17% vs. 15% for the Russell 1000® Growth Index.  They are expected to have earnings growth (based on consensus earnings forecasts for their underlying companies) in 2017 of 17% vs. 13%, and revenue growth of 12% vs. 10%.  Despite these stronger growth characteristics, they have sold at lower Price-Earnings ratios (P/E) than the Russell 1000® Growth Index (18.4X vs. 21.5X) based on 2017 estimated earnings.  Relative to their growth rates, we believe our stocks are reasonably priced, selling at 1.10 times their five-year historical growth rates compared to 1.47 times for the Russell 1000® Growth Index and 1.11 times their projected one-year growth rates compared to 1.71 times for the Russell 1000® Growth Index.

Chase Funds

September 30, 2016	CHASE GROWTH FUND STOCKS vs. RUSSELL 1000® GROWTH INDEX

Source: Chase Investment Counsel Corporation. This information is based on certain assumptions and historical data. None of the projected information provided (including estimated EPS numbers for 2017) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

On September 30th, the Chase Mid-Cap Growth Fund owned 43 stocks ranging in market capitalization from $1.5 billion (DepoMed, Inc.) to $26.6 billion (O’Reilly Automotive Inc.).

For the last twelve months ended September 30, 2016, the Chase Mid-Cap Growth Fund Class N underperformed the Russell Midcap® Growth Index but outperformed the Lipper Mid-Cap Growth Funds Index.  Our performance was helped by our underweight position in the Consumer Discretionary sector, but hurt by our overweight position in the Technology sector.  Stock selection was positive in the Consumer Discretionary, Consumer Staples, and Industrials sectors, but negative in the Financials, Health Care, and Technology sectors.

For the twelve months ended September 30th, our five best performing stocks were Universal Display Corporation (“Universal Display”) +66.8%, Tyson Foods, Inc. +60.2%, Thor Industries, Inc. (“Thor Industries”) +56.4%, Ulta Salon Cosmetics & Fragrances +43.6%, and Spectrum Brands Holdings, Inc. +42.7%.  Our five worst performing stocks were Blackhawk Network Holdings, Inc. -27.6%, On Assignment, Inc. -26.6%, Citizens Financial Group, Inc. -25.0%, Alliance Data Systems Corporation -22.4%, and Synchronoss Technologies, Inc. -22.1%.

In addition to Tyson Foods, which was purchased in 2014 in the Chase Mid-Cap Growth Fund, two other mid-cap stocks that have done well for us since their purchase were Universal Display and Thor Industries.  Universal Display was purchased in 2014 and is a provider of organic light emitting diodes (“OLEDs”).  Demand for products from long-time partners Samsung and LG Display has driven sales for the company, as consumers have gravitated towards electronic devices that consume less power and offer better picture color.

Thor Industries, which was bought at the beginning of 2015, is the largest manufacturer of recreation vehicles.  While its current brands include Airstream, General Coach, Dutchmen, and Four Winds, Thor has been active on the acquisition front.  In addition to motor homes and buses, recent acquisitions have added travel trailers and folding camping trailers to the company’s product line, as well as higher-end diesel motorhomes.

The chart below compares the characteristics of Chase Mid-Cap Growth Fund stocks to the stocks in the Russell Midcap® Growth Index.  Chase Mid-Cap Growth Fund stocks have higher five-year average annual earnings per share growth rates of 22% vs. 16% for the Russell Midcap® Growth Index.  The Fund’s stocks are expected to have earnings growth (based on consensus earnings forecasts for their underlying companies) in 2017 of 23% vs. 12%, and revenue growth of 17% vs. 11%.  Despite these stronger growth rates, the Fund’s stocks have sold at lower P/E ratios than the Russell Midcap® Growth Index (17.3X vs. 22.6X) based on 2017 estimated earnings.  Relative to their growth rates, we believe our mid-cap stocks are reasonably priced, selling at 0.78 times their five-year historical growth rates compared to 1.40 times for the Russell Midcap® Growth Index and 0.77 times their projected one-year earnings growth rates compared to 1.89 times for the Russell Midcap® Growth Index.

Chase Funds

September 30, 2016	CHASE MID-CAP GROWTH FUND STOCKS VS. RUSSELL MIDCAP® GROWTH INDEX

Source: Chase Investment Counsel Corporation. This information is based on certain assumptions and historical data. None of the projected information provided (including estimated EPS numbers for 2017) is a prediction of future results for the Fund or companies held in the Fund’s portfolio.

Market Outlook

As we write this letter, U.S. equity markets have not moved significantly from September 30th levels. Third quarter earnings are being released daily. According to Credit Suisse, 9% of S&P 500 companies have released earnings and about 86% and 75% of them have exceeded earnings and sales estimates, respectively. However, guidance on future results is much more mixed with about an equal number of positive and negative comments. Through October 19, 2016, the strongest S&P sectors so far in the quarter have been financials, energy and information technology while the weakest have been telecommunications, health care and real estate.

Although it is increasingly difficult, we continue to find companies with above-market growth.  Estimated earnings this year for our large cap and mid-cap companies are expected to increase 17% and 22%, respectively, yet their price/earnings ratios remain below that of their benchmarks.  We continue to believe good value offers the possibility for good downside protection.  Should you have any questions or need additional information, please call us at 800-293-9104.

TOP 10 HOLDINGS

Chase Growth Fund			Chase Mid-Cap Growth Fund
1.	Alphabet, Inc. – Class A	4.3%	1.	Thor Industries, Inc.	3.7%
2.	Electronic Arts, Inc.	4.1%	2.	Spectrum Brands Holdings, Inc.	3.7%
3.	Adobe Systems, Inc.	3.8%	3.	TransDigm Group, Inc.	3.3%
4.	Paychex, Inc.	3.6%	4.	Pinnacle Foods, Inc.	3.3%
5.	Home Depot, Inc.	3.6%	5.	Microsemi Corp.	3.2%
6.	Comcast Corp. – Class A	3.5%	6.	Lumentum Holdings, Inc.	2.9%
7.	Fiserv, Inc.	3.5%	7.	MSCI, Inc.	2.7%
8.	PepsiCo, Inc.	3.3%	8.	Bemis Company, Inc.	2.6%
9.	Visa, Inc. – Class A	3.2%	9.	LKQ Corp.	2.6%
10.	Cisco Systems, Inc.	3.2%	10.	Toro Co.	2.6%

Peter W. Tuz, CFA	Robert ‘Buck’ C. Klintworth, CMT
President & Director	Vice President

Chase Funds

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Chase Mid-Cap Growth Fund invests in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility.  The Chase Funds may invest in foreign securities traded on U.S. exchanges, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The opinions expressed above are those of the investment adviser, are subject to change, and any forecasts made cannot be guaranteed.

The Russell 1000® Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Russell Midcap® Growth Index is a market capitalization-weighted index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Lipper Large Cap Growth Funds Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

The Lipper Mid-Cap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc.

The Euro Stoxx 50 Index, Europe’s leading Blue-chip index for the Eurozone, provides a Blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 11 Eurozone countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The EURO STOXX 50 Index is licensed to financial institutions to serve as underlying for a wide range of investment products such as Exchange-Traded Funds (ETF), Futures and Options, and structured products worldwide.

The MSCI Emerging Markets Index is an index created by Morgan Stanley Capital International (MSCI) designed to measure equity market performance in global emerging markets. It is a float-adjusted market capitalization index that consists of indices in 23 emerging economies: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

The Russell 1000® Value Index is an index of approximately 1,000 of the largest companies in the U.S. equity markets, the Russell 1000 is a subset of the Russell 3000 Index. The Russell 1000 (maintained by the Russell Investment Group) comprises over 90% of the total market capitalization of all listed U.S. stocks, and is considered a bellwether index for large cap investing.

You cannot invest directly in an index.

Please note the Chase Funds do not have any sales charges but management fees and other expenses still apply. Please refer to the prospectus for further details.

Fee waivers are in effect for the Chase Mid-Cap Growth Fund. In the absence of fee waivers, total return would be reduced.

Fund holdings and sector weightings are subject to change and are not a recommendation to buy or sell any security.

Market capitalization (cap) is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

Earnings growth is the annual rate of growth of earnings from investments.

Earnings growth and revenue growth for a fund holding does not guarantee a corresponding increase in the market price of the holding or the fund.

Earnings per share (“EPS”) are calculated by taking the total earnings divided by the number of shares outstanding.

The Price-Earnings Ratio (“P/E”) is the most common measure of how expensive a stock is.

Quasar Distributors, LLC, Distributor.

Chase Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2016 (Unaudited)

Chase Growth Fund

Chase Mid-Cap Growth Fund

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Chase Funds

EXPENSE EXAMPLE at September 30, 2016 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/16 – 9/30/16).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses.  Effective April 1, 2016 actual net expenses are limited to 1.33% and 1.18% per the operating expenses limitation agreement for the Chase Mid-Cap Growth Fund Class N and Institutional Class, respectively.  Prior to April 1, 2016 actual net expenses were limited to 1.43% and 1.18% per the operating expenses limitation agreement for the Chase Mid-Cap Growth Fund Class N and Institutional Class, respectively.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. The Example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/16	Value 9/30/16	Period 4/1/16 – 9/30/16*
Chase Growth Fund (Class N)
Actual	$1,000.00	$1,038.70	$6.27
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.21

*
Expenses are equal to the Fund’s annualized expense ratio of 1.23% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

Chase Funds

EXPENSE EXAMPLE at September 30, 2016 (Unaudited), Continued

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/16	Value 9/30/16	Period 4/1/16 – 9/30/16*
Chase Growth Fund (Institutional Class)
Actual	$1,000.00	$1,040.70	$5.51
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.45

*
Expenses are equal to the Fund’s annualized expense ratio of 1.08% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/16	Value 9/30/16	Period 4/1/16 – 9/30/16*
Chase Mid-Cap Growth Fund (Class N)
Actual	$1,000.00	$1,072.60	$6.89
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.71

*
Expenses are equal to the Fund’s annualized expense ratio of 1.33% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/1/16	Value 9/30/16	Period 4/1/16 – 9/30/16*
Chase Mid-Cap Growth Fund (Institutional Class)
Actual	$1,000.00	$1,073.50	$6.12
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$5.96

*
Expenses are equal to the Fund’s annualized expense ratio of 1.18% for the period, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

Chase Growth Fund

Comparison of the change in value of a hypothetical $10,000 investment in the Chase Growth Fund – Class N Shares versus the Russell 1000® Growth Index, the Lipper Large Cap Growth Funds Index and the S&P 500® Index.

	One	Three	Five	Ten	Since Inception
Average Annual Total Return as of Sept. 30, 2016	Year	Years	Years	Years	(1/29/07)
Chase Growth Fund – Class N Shares	9.15%	11.25%	14.65%	6.48%	—
Chase Growth Fund – Institutional Class	9.38%	11.54%	14.94%	—	6.77%
Russell 1000® Growth Index	13.76%	11.83%	16.60%	8.85%	8.37%
Lipper Large Cap Growth Funds Index	10.96%	9.78%	15.36%	7.56%	7.04%
S&P 500® Index	15.43%	11.16%	16.37%	7.24%	6.75%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by visiting our website at www.chaseinv.com.

Returns reflect reinvestment of dividends and capital gains distributions.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Russell 1000® Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth rates.

The Lipper Large Cap Growth Funds Index measures the performance of 30 of the largest funds in the large cap growth category as tracked by Lipper, Inc.  The index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index.  Large cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.  These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500® Index.  Lipper rankings are based on total returns, including reinvestment of dividends and capital gains, for the stated period.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

Chase Mid-Cap Growth Fund

Comparison of the change in value of a hypothetical $10,000 investment in the Chase Mid-Cap Growth Fund – Class N
Shares versus the Russell Midcap® Growth Index, the Lipper Mid-Cap Growth Funds Index and the S&P 500® Index

	One	Three	Five	Ten	Since Inception
Average Annual Total Return as of Sept. 30, 2016	Year	Years	Years	Years	(2/2/12)
Chase Mid-Cap Growth Fund – Class N Shares	9.80%	6.69%	12.92%	7.90%	—
Chase Mid-Cap Growth Fund – Institutional Class	10.01%	6.93%	—	—	10.83%
Russell Midcap® Growth Index	11.24%	8.90%	15.85%	8.51%	12.33%
Lipper Mid-Cap Growth Funds Index	9.14%	6.97%	14.00%	8.05%	10.67%
S&P 500® Index	15.43%	11.16%	16.37%	7.24%	13.56%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by visiting our website at www.chaseinv.com.

Returns reflect reinvestment of dividends and capital gains distributions.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Russell Midcap® Growth Index measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.  The stocks are also members of the Russell 1000® Growth Index.

The Lipper Mid-Cap Growth Funds Index measures the performance of funds in the midcap growth category as tracked by Lipper, Inc.  Lipper rankings are based on total returns, including reinvestment of dividends and capital gains for the stated period.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2016

Shares	COMMON STOCKS: 96.9%	Value

	Air Freight: 2.6%
12,150	FedEx Corp.	$2,122,362

	Auto/Auto Parts: 2.2%
6,390	O’Reilly Automotive, Inc.*	1,789,903

	Beverage: 5.5%
10,340	Constellation Brands, Inc. - Class A	1,721,507
24,800	PepsiCo, Inc.	2,697,496
		4,419,003

	Biotechnology: 2.8%
13,270	Amgen, Inc.	2,213,569

	Broadcast Media: 3.5%
43,000	Comcast Corp. - Class A	2,852,620

	Building: 1.9%
8,710	Martin Marietta Materials, Inc.	1,560,048

	Computer - Networking: 3.2%
82,000	Cisco Systems, Inc.	2,601,040

	Computer Software: 7.5%
28,400	Adobe Systems, Inc.*	3,082,536
50,860	Paychex, Inc.	2,943,268
		6,025,804

	Computer Software - Gaming: 4.1%
38,700	Electronic Arts, Inc.*	3,304,980

	Conglomerates: 2.7%
18,710	Honeywell International, Inc.	2,181,399

	Consumer Finance: 2.5%
35,800	Discover Financial Services	2,024,490

	Containers: 2.3%
22,910	Ball Corp.	1,877,475

	Drugs - Proprietary: 2.1%
26,500	AbbVie, Inc.	1,671,355

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2016, Continued

Shares		Value

	Electrical Instruments: 5.8%
27,100	Danaher Corp.	$2,124,369
16,190	Thermo Fisher Scientific, Inc.	2,575,181
		4,699,550

	Finance/Banks: 2.4%
24,620	First Republic Bank	1,898,448

	Finance/Information Services: 6.7%
28,030	Fiserv, Inc.*	2,788,144
31,570	Visa, Inc. - Class A	2,610,839
		5,398,983

	Financial Services - Miscellaneous: 2.4%
7,080	Intercontinental Exchange, Inc.	1,907,069

	Food: 2.8%
30,100	Tyson Foods, Inc. - Class A	2,247,567

	Footwear: 2.0%
30,200	Nike, Inc. - Class B	1,590,030

	Health Care Benefits: 2.6%
14,810	UnitedHealth Group, Inc.	2,073,400

	Household Products: 2.2%
33,893	Newell Brands, Inc.	1,784,805

	Internet Software & Services: 7.1%
4,299	Alphabet, Inc. - Class A*	3,456,654
17,460	Facebook, Inc. - Class A*	2,239,594
		5,696,248

	Media & Advertising: 2.6%
26,600	Time Warner, Inc.	2,117,626

	Medical Products: 2.3%
15,590	Edwards Lifesciences Corp.*	1,879,530

	Restaurants: 1.7%
25,000	Starbucks Corp.	1,353,500

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2016, Continued

Shares		Value

	Retail - Discount: 5.2%
25,900	Dollar Tree, Inc.*	$2,044,287
33,900	Ross Stores, Inc.	2,179,770
		4,224,057
	Retail - Home Improvement: 3.6%
22,800	Home Depot, Inc.	2,933,904

	Retail Drug Stores: 1.5%
13,390	CVS Health Corp.	1,191,576

	Semiconductors: 1.5%
16,200	Skyworks Solutions, Inc.	1,233,468

	Telecommunication Services: 1.6%
24,500	Verizon Communications, Inc.	1,273,510
	Total Common Stocks (Cost $60,087,131)	78,147,319

	SHORT-TERM INVESTMENTS: 3.2%
2,595,317	Invesco STIT Treasury Portfolio - Institutional Class, 0.23%#	2,595,317
	Total Short-Term Investments (Cost $2,595,317)	2,595,317
	Total Investments in Securities (Cost $62,682,448): 100.1%	80,742,636
	Liabilities in Excess of Other Assets: (0.1)%	(111,750)
	Net Assets: 100.00%	$80,630,886

*	Non-income producing security.
#	Rate shown is the 7-day annualized yield as of September 30, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2016

Shares	COMMON STOCKS: 93.3%	Value

	Aerospace/Aircraft: 3.3%
2,690	TransDigm Group, Inc.*	$777,733

	Auto/Auto Parts: 5.8%
3,210	Lear Corp.	389,116
17,300	LKQ Corp.*	613,458
1,270	O’Reilly Automotive, Inc.*	355,740
		1,358,314

	Building: 5.3%
2,010	Martin Marietta Materials, Inc.	360,011
13,800	Masco Corp.	473,478
255	NVR, Inc.*	418,167
		1,251,656

	Building Products: 1.5%
6,000	Fortune Brands Home & Security, Inc.	348,600

	Business Services: 2.7%
7,500	MSCI, Inc.	629,550

	Computer - Peripherals: 1.8%
8,600	Electronics for Imaging, Inc.*	420,712

	Computer Software: 3.5%
5,435	j2 Global, Inc.	362,025
8,000	Paychex, Inc.	462,960
		824,985

	Containers: 2.6%
12,200	Bemis Company, Inc.	622,322

	Drugs - Proprietary: 3.7%
12,900	Akorn, Inc.*	351,654
21,100	Depomed, Inc.*	527,289
		878,943

	Electronics: 2.5%
4,540	Littelfuse, Inc.	584,797

	Finance/Banks: 3.0%
20,500	Sterling Bancorp	358,750
22,400	Umpqua Holdings Corp.	337,120
		695,870

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2016, Continued

Shares		Value

	Finance/Information Services: 2.1%
6,130	Euronet Worldwide, Inc.*	$501,618

	Financial Services - Miscellaneous: 2.5%
8,800	Nasdaq, Inc.	594,352

	Food: 4.8%
15,300	Pinnacle Foods, Inc.	767,601
4,800	Tyson Foods, Inc. - Class A	358,416
		1,126,017

	Health Care Benefits: 2.0%
7,000	Centene Corp.*	468,720

	Health Care Services: 4.0%
7,100	PRA Health Sciences, Inc.*	401,221
7,900	VCA, Inc.*	552,842
		954,063

	Household Products: 5.1%
7,260	Church & Dwight Co., Inc.	347,899
6,260	Spectrum Brands Holdings, Inc.	861,940
		1,209,839

	Industrial Distributors: 3.6%
8,500	Beacon Roofing Supply, Inc.*	357,595
9,000	Owens Corning	480,510
		838,105

	Insurance - Property/Casualty/Title: 2.1%
22,200	National General Holdings Corp.	493,728

	Leisure Time: 6.2%
15,300	Cinemark Holdings, Inc.	585,684
10,300	Thor Industries, Inc.	872,410
		1,458,094

	Machinery: 2.6%
12,960	Toro Co.	607,046

	Medical Supplies: 4.0%
2,240	C.R. Bard, Inc.	502,387
6,000	West Pharmaceutical Services, Inc.	447,000
		949,387

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2016, Continued

Shares		Value

	Personal Care: 1.3%
1,310	Ulta Salon, Cosmetics & Fragrance, Inc.*	$311,754

	Retail - Discount: 1.9%
17,000	Ollie’s Bargain Outlet Holdings, Inc.*	445,570

	Semiconductors: 8.1%
13,000	MACOM Technology Solutions Holdings, Inc.*	550,420
18,200	Microsemi Corp.*	764,036
48,400	ON Semiconductor Corp.*	596,288
		1,910,744

	Service Companies: 1.9%
5,520	Dycom Industries, Inc.*	451,426

	Telecommunication Equipment: 2.9%
16,100	Lumentum Holdings, Inc.*	672,497

	Telecommunication Services: 2.5%
19,300	CommScope Holding Co., Inc.*	581,123
	Total Common Stocks (Cost $18,257,459)	21,967,565

	SHORT-TERM INVESTMENTS: 3.4%
802,088	Invesco STIT Treasury Portfolio - Institutional Class, 0.23%#	802,088
	Total Short-Term Investments (Cost $802,088)	802,088
	Total Investments in Securities (Cost $19,059,547): 96.7%	22,769,653
	Other Assets in Excess of Liabilities: 3.3%	768,511
	Net Assets: 100.00%	$23,538,164

*	Non-income producing security.
#	Rate shown is the 7-day annualized yield as of September 30, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2016

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
ASSETS
Investments in securities, at value
(identified cost $62,682,448 and $19,059,547, respectively)	$80,742,636	$22,769,653
Receivables
Securities sold	—	806,850
Fund shares issued	56	—
Dividends and interest	15,986	10,040
Prepaid expenses	9,512	12,171
Total assets	80,768,190	23,598,714

LIABILITIES
Payables
Due to Adviser	49,693	3,063
Fund shares redeemed	19,634	3,905
Audit fees	20,997	20,997
Shareholder servicing fees	5,889	1,813
Administration and fund accounting fees	15,034	15,118
Transfer agent fees and expenses	10,416	8,447
Custody fees	2,789	1,205
Legal fees	2,388	1,291
Chief Compliance Officer fee	1,500	1,500
Printing and mailing expense	8,261	2,908
Accrued expenses	703	303
Total liabilities	137,304	60,550
NET ASSETS	$80,630,886	$23,538,164

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2016, Continued

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
CALCULATION OF NET ASSET VALUE PER SHARE
Class N Shares
Net assets applicable to shares outstanding	$47,600,719	$14,676,731
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	3,767,421	353,350
Net asset value, offering and redemption price per share	$12.63	$41.54
Institutional Class Shares
Net assets applicable to shares outstanding	$33,030,167	$8,861,433
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	2,531,814	210,601
Net asset value, offering and redemption price per share	$13.05	$42.08

COMPONENTS OF NET ASSETS
Paid-in capital	$57,740,432	$17,146,035
Accumulated net investment loss	—	(67,781)
Accumulated net realized gain from investments	4,830,266	2,749,804
Net unrealized appreciation on investments	18,060,188	3,710,106
Net assets	$80,630,886	$23,538,164

The accompanying notes are an integral part of these financial statements.

Chase Funds

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2016

	Chase	Chase Mid-Cap
	Growth Fund	Growth Fund
INVESTMENT INCOME
Income
Dividends	$1,021,286	$243,530
Interest	5,417	1,315
Total income	1,026,703	244,845

Expenses
Advisory fees (Note 4)	639,868	188,834
Shareholder servicing fees - Class N Shares (Note 5)	107,846	34,353
Administration and fund accounting fees (Note 4)	90,016	90,864
Transfer agent fees and expenses (Note 4)	64,294	51,090
Registration fees	30,686	27,995
Audit fees	21,010	21,010
Custody fees (Note 4)	16,907	6,745
Printing and mailing expense	12,670	4,951
Legal fees	10,375	7,676
Trustees fees	10,133	9,726
Chief Compliance Officer fee (Note 4)	9,000	9,033
Miscellaneous	7,690	4,392
Insurance expense	3,210	2,089
Total expenses	1,023,705	458,758
Less: Fees waived by Adviser (Note 4)	—	(127,120)
Net expenses	1,023,705	331,638
Net investment income/(loss)	2,998	(86,793)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain from investments	6,152,178	3,050,194
Net change in unrealized appreciation on investments	1,636,359	(575,678)
Net realized and unrealized gain on investments	7,788,537	2,474,516
Net Increase in Net Assets Resulting from Operations	$7,791,535	$2,387,723

The accompanying notes are an integral part of these financial statements.

Chase Funds

(This Page Intentionally Left Blank.)

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	Sept. 30, 2016	Sept. 30, 2015
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$2,998	$(139,445)
Net realized gain from investments	6,152,178	9,589,656
Net change in unrealized appreciation/(depreciation)
on investments	1,636,359	(5,230,302)
Net increase in net assets resulting from operations	7,791,535	4,219,909

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments
Class N Shares	(5,493,010)	(11,495,182)
Institutional Class Shares	(2,955,870)	(3,936,050)
Total distributions to shareholders	(8,448,880)	(15,431,232)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	(7,658,946)	2,065,957
Total decrease in net assets	(8,316,291)	(9,145,366)

NET ASSETS
Beginning of year	88,947,177	98,092,543
End of year	$80,630,886	$88,947,177
Accumulated net investment loss	$—	$(127,346)

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Class N Shares

	Year Ended		Year Ended
	Sept. 30, 2016		Sept. 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital

Shares sold	171,138	$2,103,462	242,316	$3,373,011
Shares issued on reinvestments
of distributions	424,083	5,271,347	879,379	10,948,267
Shares redeemed*	(1,383,987)	(17,203,899)	(1,359,254)	(18,574,651)
Net decrease	(788,766)	$(9,829,090)	(237,559)	$(4,253,373)
* Net of redemption fees of		$207		$678

Institutional Class Shares

	Year Ended		Year Ended
	Sept. 30, 2016		Sept. 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital

Shares sold	151,202	$1,919,154	737,550	$9,725,324
Shares issued on reinvestments
of distributions	193,867	2,483,431	229,337	2,928,633
Shares redeemed*	(171,658)	(2,232,441)	(424,973)	(6,334,627)
Net increase	173,411	$2,170,144	541,914	$6,319,330
* Net of redemption fees of		$88		$—

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	Sept. 30, 2016	Sept. 30, 2015
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(86,793)	$(163,333)
Net realized gain from investments	3,050,194	3,225,936
Net change in unrealized depreciation on investments	(575,678)	(2,111,557)
Net increase in net assets resulting from operations	2,387,723	951,046

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments
Class N Shares	(1,583,275)	(2,967,094)
Institutional Class Shares	(675,211)	(597,943)
Total distributions to shareholders	(2,258,486)	(3,565,037)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares (a)	(3,930,186)	(5,138,417)
Total decrease in net assets	(3,800,949)	(7,752,408)

NET ASSETS
Beginning of year	27,339,113	35,091,521
End of year	$23,538,164	$27,339,113
Accumulated net investment loss	$(67,781)	$—

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Class N Shares
	Year Ended		Year Ended
	Sept. 30, 2016		Sept. 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital

Shares sold	15,375	$604,181	43,259	$1,901,643
Shares issued on reinvestments
of distributions	36,855	1,492,623	69,997	2,821,565
Shares redeemed*	(160,964)	(6,429,648)	(286,258)	(12,597,873)
Net decrease	(108,734)	$(4,332,844)	(173,002)	$(7,874,665)
* Net of redemption fees of		$273		$1,802

Institutional Class Shares

	Year Ended		Year Ended
	Sept. 30, 2016		Sept. 30, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital

Shares sold	15,950	$639,607	105,704	$4,561,597
Shares issued on reinvestments
of distributions	14,087	577,143	13,657	554,889
Shares redeemed	(19,003)	(814,092)	(53,077)	(2,380,238)
Net increase	11,034	$402,658	66,284	$2,736,248

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class N Shares

	Year Ended September 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.74	$14.76	$15.77	$19.94	$16.10
Income from investment operations:
Net investment income/(loss)(1)	(0.01)	(0.03)	(0.07)	0.01	(0.05)
Net realized and unrealized
gain on investments
and written options	1.16	0.52	3.00	1.80	4.15
Total from investment operations	1.15	0.49	2.93	1.81	4.10
Less distributions:
From net investment income	—	—	—	(0.06)	—
From net realized gain on investments	(1.26)	(2.51)	(3.94)	(5.92)	(0.26)
Total distributions	(1.26)	(2.51)	(3.94)	(5.98)	(0.26)
Paid-in capital from redemption fees(1)(2)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$12.63	$12.74	$14.76	$15.77	$19.94

Total return	9.15%	3.70%	21.66%	14.38%	25.74%

Ratios/supplemental data:
Net assets, end of year (thousands)	$47,601	$58,061	$70,734	$74,640	$91,843
Ratio of expenses to average net assets	1.27%	1.29%	1.33%	1.40%	1.33%
Ratio of net investment income/(loss)
to average net assets	(0.07%)	(0.22%)	(0.46%)	0.08%	(0.27%)
Portfolio turnover rate	45.80%	40.05%	78.37%	119.95%	47.09%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Chase Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each year

Institutional Class Shares

	Year Ended September 30,
	2016		2015	2014		2013	2012
Net asset value, beginning of year	$13.10		$15.06	$15.99		$20.10	$16.19
Income from investment operations:
Net investment income/(loss)(1)	0.02		0.00 (2)	(0.03)		0.07	0.00 (2)
Net realized and unrealized
gain on investments
and written options	1.19		0.55	3.04		1.81	4.17
Total from investment operations	1.21		0.55	3.01		1.88	4.17
Less distributions:
From net investment income	—		—	—		(0.07)	—
From net realized gain on investments	(1.26)		(2.51)	(3.94)		(5.92)	(0.26)
Total distributions	(1.26)		(2.51)	(3.94)		(5.99)	(0.26)
Paid-in capital from redemption fees	0.00	(1)(2)	—	0.00	(1)(2)	—	—
Net asset value, end of year	$13.05		$13.10	$15.06		$15.99	$20.10

Total return	9.38%		4.07%	21.90%		14.69%	26.04%

Ratios/supplemental data:
Net assets, end of year (thousands)	$33,030		$30,886	$27,359		$30,249	$59,160
Ratio of expenses to average net assets	1.07%		1.04%	1.08%		1.15%	1.08%
Ratio of net investment income/(loss)
to average net assets	0.13%		0.03%	(0.21%)		0.45%	(0.01%)
Portfolio turnover rate	45.80%		40.05%	78.37%		119.95%	47.09%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class N Shares

	Year Ended September 30,
	2016		2015		2014	2013		2012
Net asset value, beginning of year	$41.19		$45.62		$46.52	$37.70		$31.46
Income from investment operations:
Net investment loss(1)	(0.16)		(0.26)		(0.36)	(0.24)		(0.38)
Net realized and unrealized
gain on investments	4.11		1.01		4.27	9.89		6.61
Total from investment operations	3.95		0.75		3.91	9.65		6.23
Less distributions:
From net realized gain on investments	(3.60)		(5.18)		(4.82)	(0.83)		—
Total distributions	(3.60)		(5.18)		(4.82)	(0.83)		—
Paid-in capital from redemption fees	0.00	(1)(2)	0.00	(1)(2)	0.01 (1)	0.00	(1)(2)	0.01 (1)
Net asset value, end of year	$41.54		$41.19		$45.62	$46.52		$37.70

Total return	9.80%		1.89%		8.53%	26.15%		19.83%

Ratios/supplemental data:
Net assets, end of year (thousands)	$14,677		$19,035		$28,971	$28,565		$28,252
Ratio of expenses including interest
expense to average net assets:
Before fee waiver	1.88%		1.76%		1.69%	1.77%		1.77%
After fee waiver	1.38	%(4)	1.43%		1.43%	1.47	%(3)	1.48%
Ratio of net investment loss including
interest expense to average net assets:
Before fee waiver	(0.91%)		(0.91%)		(1.03%)	(0.90%)		(1.31%)
After fee waiver	(0.41%)		(0.58%)		(0.77%)	(0.60%)		(1.02%)
Portfolio turnover rate	89.68%		50.61%		110.93%	109.96%		115.01%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.
(3)	Effective June 30, 2013, the Adviser contractually agreed to lower the net annual operating expense cap to 1.43%.
(4)	Effective April 1, 2016, the Adviser contractually agreed to lower the net annual operating expense cap to 1.33%.

The accompanying notes are an integral part of these financial statements.

Chase Mid-Cap Growth Fund

FINANCIAL HIGHLIGHTS, Continued

For a share outstanding throughout each period

Institutional Class Shares

						February 2, 2012(1)
	Year Ended September 30,					through
	2016	2015	2014	2013		September 30, 2012
Net asset value, beginning of period	$41.61	$45.92	$46.70	$37.75		$36.15
Income from investment operations:
Net investment loss(2)	(0.09)	(0.14)	(0.24)	(0.15)		(0.18)
Net realized and unrealized gain
on investments	4.16	1.01	4.28	9.93		1.78
Total from investment operations	4.07	0.87	4.04	9.78		1.60
Less distributions:
From net realized
gain on investments	(3.60)	(5.18)	(4.82)	(0.83)		—
Total distributions	(3.60)	(5.18)	(4.82)	(0.83)		—
Net asset value, end of period	$42.08	$41.61	$45.92	$46.70		$37.75

Total return	10.01%	2.17%	8.78%	26.47%		4.43	%(3)

Ratios/supplemental data:
Net assets, end of period (thousands)	$8,861	$8,304	$6,121	$4,701		$4,255
Ratio of expenses including interest
expense to average net assets:
Before fee waiver	1.69%	1.52%	1.44%	1.52%		1.52	%(4)
After fee waiver	1.18%	1.18%	1.18%	1.22	%(6)	1.23	%(4)
Ratio of net investment loss including
interest expense to average net assets:
Before fee waiver	(0.72%)	(0.65%)	(0.78%)	(0.67%)		(1.03%	)(4)
After fee waiver	(0.21%)	(0.31%)	(0.52%)	(0.37%)		(0.74%	)(4)
Portfolio turnover rate	89.68%	50.61%	110.93%	109.96%		115.01	%(5)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate calculated for the year ended September 30, 2012.
(6)	Effective June 30, 2013, the Adviser contractually agreed to lower the net annual operating expense cap to 1.18%.

The accompanying notes are an integral part of these financial statements.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2016

NOTE 1 – ORGANIZATION

The Chase Growth Fund and the Chase Mid-Cap Growth Fund (each a “Fund” and collectively, the “Funds”) are each a series of shares of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The Chase Growth Fund (the “Growth Fund”) is a diversified fund.  The investment objective of the Growth Fund is growth of capital.  The Growth Fund commenced operations on December 2, 1997.  Prior to January 29, 2007, the shares of the Growth Fund had no specific designation.  As of that date, all of the then outstanding shares were redesignated as Class N shares.  As part of its multiple class plan, the Growth Fund also offers Substantial Investor Class shares, which commenced operations on January 29, 2007.  The Substantial Investor Class shares were renamed Institutional Class shares effective January 28, 2012.  Because the fees and expenses vary between the Class N shares and the Institutional Class shares, performance will vary with respect to each class.  Under normal conditions, the Institutional Class shares are expected to have lower expenses than the Class N shares which will result in higher total returns.

The Chase Mid-Cap Growth Fund (the “Mid-Cap Fund”) is also a diversified fund.  The investment objective of the Mid-Cap Fund is to seek to achieve capital appreciation.  Prior to January 28, 2009, the Mid-Cap Fund’s shares were designated as Class A shares.  As of that date, all of the then outstanding shares were redesignated as Class N shares.  The Class N shares commenced operations on September 1, 2002.  The Institutional Class shares commenced operations on February 2, 2012.

All classes of the Growth Fund and the Mid-Cap Fund are offered through approved financial supermarkets, investment advisors and consultants, financial planners, broker-dealers and other investment professionals and their agents. Institutional Class shares of the Growth Fund and the Mid-Cap Fund are offered to a limited category of investors, most notably to shareholders whose cumulative investment in each Fund exceeds $1 million.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2013 – 2015, or expected to be taken in the Funds’ 2016 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on the fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended September 30, 2016, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed	Accumulated Net
	Net Investment	Realized
	Income/(Loss)	Gain/(Loss)	Paid-in Capital
Growth Fund	$124,348	$(540,218)	$415,870
Mid-Cap Fund	19,012	(299,782)	280,770

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees:  The Funds charge a 2% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.  The Growth Fund and the Mid-Cap Fund retained redemption fees of $295 and $273, respectively, during the year ended September 30, 2016.

G.
REITs:  The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.
Derivative Instruments:  The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

The Funds did not enter into written options transactions during the year ended September 30, 2016.

The Funds are subject to equity price risk in the normal course of pursuing their investment objectives.  The Funds can enter into written call options to hedge against changes in the value of equities.  The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent they do not hold the security, will maintain liquid assets consisting of case, short-term securities, or equity or debt securities equal to the market value of the security underlying the option, marked to market daily.

The Funds may write call options on portfolio securities or securities indices.  As the writer of a call option, the Funds have the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised.  When a call option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the written option.  When a written option expires, a gain is realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  The Funds, as writers of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

I.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of September 30, 2016, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Funds’ investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Options – Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded.  Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy.

Short-Term Securities – Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2016:

Growth Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$18,646,445	$—	$—	$18,646,445
Consumer Staples	7,858,146	—	—	7,858,146
Financials	5,830,007	—	—	5,830,007
Health Care	12,537,404	—	—	12,537,404
Industrials	4,303,761	—	—	4,303,761
Materials	3,437,523	—	—	3,437,523
Technology	24,260,523	—	—	24,260,523
Telecommunication Services	1,273,510	—	—	1,273,510
Total Common Stocks	78,147,319	—	—	78,147,319
Short-Term Investments	2,595,317	—	—	2,595,317
Total Investments in Securities	$80,742,636	$—	$—	$80,742,636

Mid-Cap Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$3,991,898	$—	$—	$3,991,898
Consumer Staples	2,335,856	—	—	2,335,856
Financials	2,413,500	—	—	2,413,500
Health Care	3,251,113	—	—	3,251,113
Industrials	3,496,388	—	—	3,496,388
Materials	982,333	—	—	982,333
Technology	5,496,477	—	—	5,496,477
Total Common Stocks	21,967,565	—	—	21,967,565
Short-Term Investments	802,088	—	—	802,088
Total Investments in Securities	$22,769,653	$—	$—	$22,769,653

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

Refer to the Funds’ schedules of investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at September 30, 2016, the end of the reporting period.  The Funds recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Funds during the year ended September 30, 2016.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended September 30, 2016, Chase Investment Counsel Corporation (the “Adviser”) provided the Funds with investment management services under each Fund’s investment advisory agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of each Fund. For the year ended September 30, 2016, the Growth Fund and the Mid-Cap Fund incurred $639,868 and $188,834 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Adviser has agreed, effective April 1, 2016, to reduce fees payable to it by the Growth Fund and to pay the Fund’s operating expenses to the extent necessary to limit the Growth Fund’s aggregate annual operating expenses to 1.30% and 1.15% of average daily net assets, excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses, of the Class N shares and the Institutional shares, respectively.  Prior to April 1, 2016, the aggregate annual operating expenses of Class N and the Institutional Class of the Growth Fund were limited to 1.40% and 1.15% of average daily net assets, respectively.  Effective April 1, 2016, the Adviser has also agreed to reduce fees payable to it by the Mid-Cap Fund and to pay the Fund’s operating expenses to the extent necessary to limit the Mid-Cap Fund’s aggregate annual operating expenses to 1.33% and 1.18% of average daily net assets, excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses, of the Class N shares and the Institutional shares, respectively. Prior to April 1, 2016, the aggregate annual operating expenses of Class N and the Institutional Class of the Mid-Cap Fund were limited to 1.43% and 1.18% of average daily net assets, respectively. Any such reductions made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses. The Adviser is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to a Fund’s payment of current ordinary operating expenses. For the year ended September 30, 2016, the Adviser reduced its fees and absorbed Fund expenses in the amount of $0 and $127,120 in the Growth Fund and the Mid-Cap Fund, respectively.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

$328,481 at September 30, 2016 in the Mid-Cap Fund.  Cumulative expenses subject to recapture expire as follows:

Mid-Cap Fund
Year	Amount
2017	$96,176
2018	105,185
2019	127,120
$328,481

U.S. Bancorp Fund Services, LLC (the “Administrator” or “USBFS”) acts as the Funds’ Administrator under an administration agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

For the year ended September 30, 2016, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Growth Fund	Mid-Cap Fund
Administration and Fund Accounting	$90,016	$90,864
Transfer Agency (excludes out-of-pocket expenses)	47,774	44,354
Custody	16,907	6,745
Chief Compliance Officer	9,000	9,033

At September 30, 2016, the Funds had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	Growth Fund	Mid-Cap Fund
Administration and Fund Accounting	$15,034	$15,118
Transfer Agency (excludes out-of-pocket expenses)	7,931	7,439
Custody	2,789	1,205
Chief Compliance Officer	1,500	1,500

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

NOTE 5 – SHAREHOLDER SERVICING FEE

Effective April 1, 2016, the Growth Fund and the Mid-Cap Fund entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which Growth Fund Class N shares and the Mid-Cap Fund Class N shares may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets of each Fund’s respective class. Prior to April 1, 2016, the Growth Fund Class N shares and the Mid-Cap Fund Class N shares paid servicing fees at an annual rate of 0.25% of the average daily net assets of each Fund’s respective class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the year ended September 30, 2016, the Growth Fund Class N shares and the Mid-Cap Fund Class N shares incurred shareholder servicing fees of $107,846 and $34,353 under the Agreement, respectively.

NOTE 6 – SECURITIES TRANSACTIONS

For the year ended September 30, 2016, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Growth Fund	$37,786,750	$52,222,001
Mid-Cap Fund	21,978,969	28,040,202

NOTE 7 – LINES OF CREDIT

The Growth Fund and the Mid-Cap Fund had lines of credit in the amount of $10,000,000 and $2,300,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  The Funds did not draw upon their lines of credit during the year ended September 30, 2016.  At September 30, 2016, the Funds had no outstanding loan amounts.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

The tax character of distributions paid by the Growth Fund and the Mid-Cap Fund during the years ended September 30, 2016 and September 30, 2015 was as follows:

Growth Fund

	Year ended	Year Ended
	September 30, 2016	September 30, 2015
Ordinary income	$—	$3,865,751
Long-term capital gains	8,448,880	11,565,481

Mid-Cap Fund
	Year ended	Year Ended
	September 30, 2016	September 30, 2015
Ordinary income	$381,951	$210,488
Long-term capital gains	1,876,535	3,354,549

As of September 30, 2016, the components of capital on a tax basis were as follows:

	Growth Fund	Mid-Cap Fund
Cost of investments (a)	$62,682,448	$19,059,547
Gross unrealized appreciation	18,530,560	3,926,718
Gross unrealized depreciation	(470,372)	(216,612)
Net unrealized appreciation (a)	18,060,188	3,710,106
Undistributed ordinary income	—	—
Undistributed long-term capital gain	4,830,266	2,749,804
Total distributable earnings	4,830,266	2,749,804
Other accumulated gains/(losses)	—	(67,781)
Total accumulated earnings/(losses)	$22,890,454	$6,392,129

(a)	The book basis and tax basis net unrealized appreciation in each Fund is the same.

At September 30, 2016, the Mid-Cap Fund deferred, on a tax basis, ordinary late year losses of $67,781.

Chase Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2016, Continued

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

•	Non-U.S. Security Risk – Non-U.S. investments, such as ADRs, may involve financial, economic or political risks not ordinarily associated with the securities of U.S. issuers.

•
Defensive Position Risk – If the Funds take a temporary defensive position in response to adverse market, political, economic or other conditions, the Funds may not achieve their investment objective.  For example, should the market advance during this period, the Funds may not participate as much as they would have if they had been more fully invested.

•
Medium-Sized Company Risk (Mid-Cap Fund Only) – A mid-cap company may be more vulnerable to adverse business or economic events than stocks of larger companies.  These stocks present greater risks than securities of larger, more diversified companies.

Chase Funds

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
Chase Growth Fund
Chase Mid-Cap Growth Fund

We have audited the accompanying statements of assets and liabilities of the Chase Growth Fund and Chase Mid-Cap Growth Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Chase Growth Fund and Chase Mid-Cap Growth Fund, as of September 30, 2016, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 29, 2016

Chase Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Number of
Portfolios
		Term of		in Fund	Other
	Position	Office and		Complex	Directorships
Name, Address	Held with	Length of	Principal Occupation	Overseen by	Held During
and Age	the Trust	Time Served	During Past Five Years	Trustee(2)	Past Five Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma Delta	2	Trustee, Advisors
(age 70)		term since	Housing Corporation (collegiate		Series Trust (for
615 E. Michigan Street		March 2014.	housing management) (2012 to		series not
Milwaukee, WI 53202			present); Trustee and Chair (2000		affiliated with the
			to 2012), New Covenant Mutual		Funds);
			Funds (1999-2012); Director and		Independent
			Board Member, Alpha Gamma		Trustee from
			Delta Foundation (philanthropic		1999 to 2012,
			organization) (2005 to 2011).		New Covenant
Mutual Funds
(an open-end
investment
company with
4 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly President,	2	Trustee, Advisors
(age 82)		term since	Hotchkis and Wiley Funds		Series Trust (for
615 E. Michigan Street		May 2002.	(mutual funds) (1985 to 1993).		series not
Milwaukee, WI 53202					affiliated with the
Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior Vice	2	Trustee, Advisors
(age 76)		term since	President, Federal Home Loan		Series Trust (for
615 E. Michigan Street		February	Bank of San Francisco.		series not
Milwaukee, WI 53202		1997.			affiliated with the
Funds).

Chase Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of		in Fund	Other
	Position	Office and		Complex	Directorships
Name, Address	Held with	Length of	Principal Occupation	Overseen by	Held During
and Age	the Trust	Time Served	During Past Five Years	Trustee(2)	Past Five Years(3)

Raymond B. Woolson	Trustee	Indefinite	President, Apogee Group, Inc.	2	Trustee, Advisors
(age 57)		term*; since	(financial consulting firm)		Series Trust (for
615 E. Michigan Street		January 2016.	(1998 to present).		series not
Milwaukee, WI 53202					affiliated with the
Funds);
Independent
Trustee,
Doubleline Funds
Trust (an open-
end investment
company with
13 portfolios),
Doubleline
Equity Trust,
Doubleline
Opportunistic
Credit Fund and
Doubleline
Income Solutions
Fund, from
2010 to present.

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO, U.S. Bancorp	2	Trustee, Advisors
(age 69)	Trustee	term since	Fund Services, LLC		Series Trust (for
615 E. Michigan Street		September	(May 1991 to present).		series not
Milwaukee, WI 53202		2008.			affiliated with the
Funds).

Chase Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
	Position	Office and
Name, Address	Held with	Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years

Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund
(age 69)	and Chief	term since	Services, LLC (May 1991 to present).
615 E. Michigan Street	Executive	September
Milwaukee, WI 53202	Officer	2007.

Douglas G. Hess	President and	Indefinite	Senior Vice President, Compliance and Administration,
(age 49)	Principal	term since	U.S. Bancorp Fund Services, LLC (March 1997 to present).
615 E. Michigan Street	Executive	June 2003.
Milwaukee, WI 53202	Officer

Cheryl L. King	Treasurer and	Indefinite	Vice President, Compliance and Administration,
(age 55)	Principal	term since	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Financial	December	(October 1998 to present).
Milwaukee, WI 53202	Officer	2007.

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 45)	Treasurer	term since	U.S. Bancorp Fund Services, LLC (June 2005 to present).
615 E. Michigan Street		September
Milwaukee, WI 53202		2013.

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 45)	Treasurer	term since	U.S. Bancorp Fund Services, LLC (June 2004 to present).
615 E. Michigan Street		September
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services, LLC
(age 59)	President,	term since	(February 2008 to present).
615 E. Michigan Street	Chief	September
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
(age 51)		term since	Fund Services, LLC (May 2006 to present).
615 E. Michigan Street		September
Milwaukee, WI 53202		2015.

Chase Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
	Position	Office and
Name, Address	Held with	Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years

Officers

Emily R. Enslow, Esq.	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund Services, LLC (July
(age 29)	Secretary	term since	2013 to present); Proxy Voting Coordinator and Class Action
615 E. Michigan Street		September	Administrator, Artisan Partners Limited Partnership (September
Milwaukee, WI 53202		2015.	2012 to July 2013); Legal Internship, Artisan Partners Limited
Partnership (February 2012 to September 2012); J.D. Graduate,
Marquette University Law School (2009 to 2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor. In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)
As of September 30, 2016, the Trust was comprised of 48 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-888-861-7556.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-861-7556 to request individual copies of these documents.  Once the Funds receive notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Chase Funds

NOTICE TO SHAREHOLDERS at September 30, 2016 (Unaudited)

For the year ended September 30, 2016, the Mid-Cap Fund designated $381,951 as ordinary income.  For the year ended September 30, 2016, the Growth Fund and the Mid-Cap Fund designated $8,448,880 and $1,876,535, respectively, as long-term capital gains for purposes of the dividends paid deduction.

Certain dividends paid by the Growth Fund and the Mid-Cap Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended September 30, 2016, the percentage of dividends declared from net investment income designated as qualified dividend income in the Growth Fund and the Mid-Cap Fund was 0.00% and 70.62%, respectively.

For corporate shareholders in the Growth Fund and the Mid-Cap Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2016 was 0.00% and 71.04%, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Growth Fund and the Mid-Cap Fund was 0% and 100%, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-861-7556 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2016

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-861-7556.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-888-861-7556.

Chase Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
Chase Investment Counsel Corporation
300 Preston Avenue, Suite 500
Charlottesville, VA  22902-5096

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Schiff Harden
666 Fifth Avenue, Suite 1700
New York, NY  10103

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2016	FYE 9/30/2015
Audit Fees	$35,200	$34,800
Audit-Related Fees	N/A	N/A
Tax Fees	$6,800	$6,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2016	FYE 9/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2016	FYE 9/30/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date  12/6/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date  12/6/16

By (Signature and Title)* /s/ Cheryl L. King
  Cheryl L. King, Treasurer

Date 12/6/16

* Print the name and title of each signing officer under his or her signature.